                                                                    Exhibit 10.1

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT
                      -----------------------------------

          This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this Amendment") is entered
                                                         ---------
into as of this 31st day of January, 1997 by and between LASERMASTER CORPORATION, a Minnesota corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL
                                       --------
CORPORATION, a New York corporation as Agent and Lender ("Agent"). Unless
                                                          -----
otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          WHEREAS, Borrower and Agent have entered into that certain Credit Agreement, dated as of January 17, 1996, as amended by that certain First Amendment to Credit Agreement, dated as of May 15, 1996 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit
                                                                     ------
Agreement"); and
---------

          WHEREAS, Borrower and Agent wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     SECTION 1.   Amendments to the Credit Agreement and Schedules.
                  -------------------------------------------------

     (a) The following definitions in Schedule A to the Credit Agreement are hereby amended and restated to read in their entirety as follows:

     "Cumulative Net Income" shall mean (a) the cumulative amount of posotive
      ---------------------
     net income of Borrower and its Subsidiaries (other than LaserMaster Europe) on a consolidated basis, between July 1, 1996 and any date of determination multiplied by (b) .50.

     "Cumulative Net Income Capex/Restricted Payment Basket" shall mean, at any
      -----------------------------------------------------
     time, (a) Cumulative Net Income minus (b) the sum of additional Capital
                                     -----
     Expenditures made as permitted under clause (a)(i) of Schedule H and
                                                           ----------
     additional capitalized software costs made as permitted under clause (b)(i) of Schedule H between July 1, 1996 and any date of determination.
        ----------

     "Free Cash Flow" shall mean, without duplication, with respect to Borrower
      --------------
     and its Subsidiaries (other than LaserMaster Europe) for any period, EBITDA, minus Capital Expenditures (including the principal portion of Capital Lease obligations, minus taxes paid in cash, minus additions to
                                -----                     -----
     capitalized software costs, patents and other capitalized assets; cash contributions to the capital of Borrower of up to $2,000,000 prior to December 31, 1996 (if during the applicable measuring period); loans repaid and advances returned or otherwise transferred from LaserMaster Europe to Borrower during such period; Restricted Payments made as permitted under clause (iii) of Section 6.14 of the Agreement and payments of the principal amount of Subordinated Debt during such period, less amounts loaned, advanced or otherwise transferred from Borrower to Laser Master Europe during such period.

     (b) Section 6.14 of the Credit Agreement is amended and restated to read in its entirety as follows:

     6.14   Restricted Payments. Borrower shall not, nor shall it cause or
            -------------------
     permit any Subsidiary thereof to, make any Restricted Payment, other than
     (i) payments necessary to enable Holdings to satisfy its Federal state and local income tax obligations to the extent such obligations are the result of the net consolidated income of Borrower and its Subsidiaries being attributed to Holdings for tax purposes which are directly related to the operations of Borrower and its Subsidiaries, (ii) payments to Holdings to pay for the actual incurrence by Holdings of necessary legal accounting and other fees and expenses which are directly related to the operations of Borrower and its Subsidiaries, and (iii) other Restricted Payments to Holdings not to exceed in the aggregate the Cumulative Net Income Capex/Restricted Payment Basket; provided however that in no event shall
                                      -------- -------
     the payments permitted under clause (iii) above exceed $550,000 in any month.

            (c)  Schedule H to the Credit Agreement is amended and restated to
                 ----------
read in its entirety as set forth in Schedule H as attached hereto.
                                     ----------

     SECTION 2.  Representations and Warranties.
                 ------------------------------

     2.1   Borrower.  Borrower represents and warrants that:
           --------

               (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

               (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;
hereto.

               (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or
(iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and

               (d) no Default or Event of Default will exist or result after giving effect hereto.

     SECTION 3.  Reference to and Effect Upon the Credit Agreement.
                 -------------------------------------------------

               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to this Agreement, "hereunder, "hereof, "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     SECTION 4.  Costs and Expenses.  As provided in Section 11.3 of the Credit
                 ------------------                  ------------
Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

     SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     SECTION 6.  Headings.  Section headings in this Amendment are included
                 --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     SECTION 7.  Counterparts.  This Amendment may be executed in any
                 ------------
number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

     SECTION 8.  Effectiveness.
                 -------------

     8.1  This Amendment.  This Amendment shall become effective as of December
          --------------
31, 1996 only upon delivery to Agent of signature pages for this Amendment signed by Borrower on or prior to February 15, 1997.

                            [signature pages follow]

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                 LASERMASTER CORPORATION

                                 By:__________________________

                                 Title:_______________________

Revolving Credit Loan            GENERAL ELECTRIC CAPITAL CORPORATION
Commitment: $10,000,000            as Agent

                                 By:__________________________

                                 Title:_______________________

                           SCHEDULE H (SECTION 6.11)
                                       ------------
                                      TO
                               CREDIT AGREEMENT
                               ----------------

                              FINANCIAL COVENANTS
                              -------------------

          Borrower shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

          (a)  Maximum Capital Expenditures. Borrower and its Subsidiaries
               -----------------------------
(other than LaserMaster Europe) oconsolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

     Period                              Maximum Capital Expenditures per Period
     ------                              ---------------------------------------

     Closing Date through June 30, 1996              $1,300,000
     Fiscal Year 1997                                $2,800,000
     Fiscal Year 1998                                $3,300,000
     Two Fiscal Quarters ending 12/31/98             $2,000,000

; provided, however, that the amount of permitted Capital Expenditures
  --------  -------
referenced above will be increased in any Fiscal Year by the following amounts (less the amount of any such increases during prior Fiscal Years spent for
 ----
Capital Expenditures):

     (i)   increased by the net amount of (A) Cumulative Net Income, less (B)
           ---------
the sum of Restricted Payments made as permitted under clause (iii) of Section
                                                                       -------
6.14 of the Europe Agreement and additional capitalized software and other costs
----
incurred as permitted under clause b(i) of this Schedule H, in each case between July 1, 1996 and any date determination; andSubsidiaries

    (ii)  increased by the net amount of (A) cash contributions to the capital
          ---------
of Borrower during the period of July 1, 1996 through any date of determination, plus (B) the principal amount of Subordinated Debt advanced to Borrower during
----
such period, plus (C) loans repaid and advances returned or otherwise
             ----
transferred from LaserMaster Europe to Borrower during such period; less (D)
                                                                    ----
Restricted Payments made as permitted under clause (iii) of Section 6.14 of the
                                                            ------------
Agreement during such period, less (E) payments of the principal amount of
                              ----
Subordinated Debt during such period, less (F) amounts loaned, advanced or
                                      ----
otherwise transferred~Ted from Borrower to LaserMaster Europe during such period.

          (b)   Maximum Additions to Capitalized Software Costs. Patents and
                ------------------------------------------------------------
Other Capitalized Assets.  Borrower and its Subsidiaries (other than LaserMaster
------------------------
Europe) on a consolidated basis should not make or otherwise incur additions to capitalized software costs, patents and other capitalized assets during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

     Period                                     Maximum Amount Paid
     ------                                     -------------------

     Closing Date through June 30, 1996            $2,700,000
     Fiscal Year 1997                              $5,000,000
     Fiscal Year 1998                              $5,800,000
     Two Fiscal Quarters ending 12/31/98           $3,000,000

; provided, however, that the amounts referenced above will be increased in any
  --------  -------
Fiscal Year by the following amounts (less the amount of any such increases in
                                      ----
prior Fiscal Years so expended):

     (i) by the net amount of (A) Cumulative Net Income, less (B) the sum of Restricted Payments made as permitted under clause (iii) of Section 6 14 of the Agreement and additional Capital Expenditures made as permitted under clause
(a)(i) of this Schedule H in each case, between July 1, 1996, and any date of
               ----------
determination; and

     (ii) increased by the net amount of (A) cash contributions to the
          ---------
capital of Borrower during the period of July 1, 1996 through any date of determination, plus (B) the principal amount of Subordinated Debt advanced to Borrower during such period, plus (C) loans repaid and advances returned or
                             ----
otherwise transferred from LaserMaster Europe to Borrower during such period; less (D) Restricted Payments made as permitted under clause (iii) of Section
----                                                                 -------
6.14 of the Agreement during such period, less (E) payments of the principal
----                                      ----
amount of Subordinated Debt during such period, less (F) amounts loaned,
                                                ----
advanced or otherwise transferred from Borrower to LaserMaster Europe during such period

          (c)  Minimum Net Worth.   Borrower and its Subsidiaries (other than
               -----------------
LaserMaster Europe) on a consolidated basis shall maintain at all times Net Worth equal to or greater than $2,500,000.

          (d)  Minimum Debt Service Coverage Ratio. Borrower and its
               -----------------------------------
Subsidiaries (other than LaserMaster Europe) on a consolidated basis shall have at the end of each Fiscal Quarter, a Debt Service Coverage Ratio for the 12-month period then ended (or for the Fiscal Quarters ending on or before June 30, 1997, the period of July 1, 1996 to such date) of not less than 1.0 to 1.0 with respect to the Fiscal Quarter ending December 31, 1996 and each Fiscal Quarter thereafter.

          (e)  Maximum Debt to Accounts and Inventory. LaserMaster Europe shall
               --------------------------------------
have and maintain at all times from and after the Closing Date a ratio of (i) the aggregate amount of Indebtedness of LaserMaster Europe (other than the intercompany payable owing to Borrower) outstanding at any date of determination to (ii) the aggregate amount of Accounts and Inventory of LaserMaster Europe at any date of determination, of not greater than 1.30 to 1.0.

          (f)   Maximum Intercompany Receivables Balance. Borrower shall
                ----------------------------------------
maintain at all times an intercompany receivables balance (net of tax) owing to Borrower from LaserMaster Europe with respect to the sale or transfer of inventory by Borrower to LaserMaster Europe in an aggregate amount not to exceed at any time the sum of (i) the sum of (A) $4,800,000 plus (B) the amount of any
                                                     ----
new cash equity received by Borrower and which is invested in LaserMaster Europe through an intercompany loan by Borrower to LaserMaster Europe plus (ii) an amount equal to (A) Excess Availability at such time multiplied by (B) 1.5 (but
                                                     -------------
in no event shall the product of clause (A) and (B) exceed $2,500,000) plus
                                                                       ----
(iii) the cumulative amount of any net income, if positive, of LaserMaster Europe from and after January I, 1996.

          (g)  Maximum Increase to Investments, Capital Expenditures and
               ---------------------------------------------------------
Receivables Balance. The aggregate amount of (i) loans and Investments made by
-------------------
Borrower pursuant to Section 6..2(c)(B) plus (ii) the aggregate amount of
                     ------------------
Capital Expenditures incurred pursuant to clause (i) set forth in clause (a) of Schedule H plus (iii) the aggregate amount of additions to capitalized software
----------
costs, patents and other capitalized assets incurred under clause (i) set forth in clause (b) of Schedule H plus (iv) the aggregate amount of Restricted
                 ----------
Payments made by Borrower pursuant to Section 6.14(iii) shall not exceed at any
                                      -----------------
time 75% of the Cumulative Net Income from and after July 1, 1996 determined in accordance with GAAP. The aggregate amount of (i) the aggregate amount of Capital Expenditures incurred pursuant to clause (ii) set forth in clause (a) of Schedule H plus (ii) the aggregate amount of additions to capitalized software
---------- ----
costs, patents and other capitalized assets incurred pursuant to clause (ii) set forth in clause (b) of Schedule H plus (iii) the aggregate amount of loans and
                       ---------- ----
Investments made by Borrower pursuant to Section 6.2(c)(C) plus (iv) the
                                         -----------------
aggregate amount of advances made by Borrower pursuant to Section 6.2(a)(iii)(B)
                                                          ----------------------
shall not exceed at any time (A) cash contributions to the capital of Borrower during the period of July 1, 1996 through any date of determination, plus (B)
                                                                     ----
the principal amount of Subordinated Debt advanced to Borrower during such period, plus (C) loans repaid and advances returned or otherwise transferred
        ----
from LaserMaster Europe to Borrower during such period, less (D) Restricted
                                                        ----
Payments made as permitted under clause (iii) of Section 6.14 of the Agreement
                                                 ------------
during such period, less (E) payments of the principal amount of Subordinated
                    ----
Debt during such period, less (F) amounts loaned, advanced or otherwise
                         ----
transferred from Borrower to LaserMaster Europe during such period.